Exhibit 10.8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO

EASTMAN – RAYONIER

CHEMICAL CELLULOSE AGREEMENT

THIS AMENDMENT is effective as of January 1, 2012, and is entered into by and between EASTMAN CHEMICAL COMPANY (“EASTMAN”) and RAYONIER PERFORMANCE FIBERS, LLC (“RAYONIER”), collectively, the “PARTIES.”

WHEREAS, Rayonier and Eastman entered into that certain Chemical Cellulose Agreement with the effective date of January 1, 2012 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement and revise certain terms contained therein.

NOW THEREFORE, the Parties hereby amend the Agreement as follows:

1.	Article 3(a) of the Agreement is replaced with the following:

3(a) Although this is not a “take-or-pay” contract, this is a contract whereby EASTMAN agrees to purchase the following quantities of Chemical Cellulose in the years specified:

Year	Total Quantity (ADMT)		Base Volume (ADMT)
2012	*	**	*	**
2013	*	**	*	**
2014	*	**	*	**
2015	*	**	*	**
2016	*	**	*	**
2017 and subsequent years*	*	**	*	**

*	Unless otherwise terminated as provided under Article 7.

Except as amended herein, the remaining provisions of Article 3 shall continue in full force and effect.

2.	Article 6(b) of the agreement is replaced with the following:

(b) ***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as amended herein, the remaining provisions of Article 3 shall continue in full force and effect.

3. Except as amended above, all remaining provisions the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the day and year first above written.

EASTMAN CHEMICAL COMPANY		RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Michael A. Berry	By:	/s/ Paul Boynton
	Name: Michael A. Berry		Name: Paul Boynton
	Title: VP, Global Procurement		Title: President